UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of earliest event reported:                              December 1, 1995
                                    ------------------------------------------


                          UCI Medical Affiliates, Inc.
             (Exact name of registrant as specified in its charter)


                Delaware                                    0-13265                       59-2225346
(State or other jurisdiction of incorporation)       (Commission File Number)  (IRS Employer Identification No.)



              6168 St. Andrews Road, Columbia, South Carolina 29212
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:              (803) 772-8840
                                                         -----------------------


                                    No Change

         (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the terms of an Asset Purchase Agreement dated December 1, 1995 and executed December 1, 1995 (the "Contract") by and between Robert G. Mann, M.D. P.A., (the "Seller") and UCI Medical Affiliates of South Carolina, Inc., a South Carolina corporation (the "Company") and the wholly-owned subsidiary of UCI Medical Affiliates, Inc., a Delaware corporation ("UCI"), the Company has acquired certain assets of (including patient list and goodwill) associated with the medical practice owned and operated by the Seller in Greenville, South Carolina for a purchase price of $300,000, consisting of a $30,000 Promissory Note (the "Note") ; 60,000 shares of common stock of UCI and cash of $30,000. The consideration paid by the Company in connection with this acquisition was determined by arms-length negotiations between the Company and the Seller.

The practice operated by the Seller was one at which medical conditions not involving an immediate threat to life were treated on an outpatient basis. Currently, the Company expects to continue the operations of the practice in substantially the same manner as they were conducted prior to the acquisition.

All descriptions of the Asset Purchase Agreement and the Note noted herein are qualified in their entirety by reference to such documents as Exhibits to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         a)    Financial Statements of Business Acquired

              The financial statements for R.G. Mann, M.D., P.A., the business acquired by the wholly-owned subsidiary of the Company, are included in this report beginning on page number 3.

         b)    Pro Forma Financial Information

              The pro forma financial information for R.G. Mann, M.D., P.A., the business acquired by the wholly-owned subsidiary of the Company, is included in this report following the financial information included herein in response to Item 7(a) above.

         c)    Exhibits

              Exhibit 2 - Asset Purchase Agreement dated and executed on December 1, 1995 by and between Robert G. Mann, M.D., P.A., and UCI Medical Affiliates of South Carolina, Inc.

              Exhibit 10.1 - Promissory Note dated and executed on December 1, 1995 given by UCI Medical Affiliates of South Carolina,
              Inc. to Robert G. Mann, M.D., P.A.

                          UCI Medical Affiliates, Inc.


                                    CONTENTS




                                                                                                     Page

R.G. Mann, M.D., P.A. Financial Statements as of November 30, 1995...................................4-12

UCI Medical Affiliates, Inc. Pro Forma Combining Financial Statements
     Combining Balance Sheet at September 30, 1995...................................................  13
     Notes to Combining Balance Sheet................................................................  14
     Combining Statement of Operations and Accumulated Deficit
        for year ended September 30, 1995............................................................  15
     Notes to Combining Statement of Operations......................................................  16


                        Report of Independent Accountants




Board of Directors
UCI Medical Affiliates, Inc.

We have audited the accompanying balance sheets of R.G. Mann, M.D., P.A. as of November 30,1995 and December 31, 1994 and the related statements of operations, stockholder's capital, and cash flows for the periods then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of R.G. Mann, M.D., P.A. as of November 30, 1995 and December 31, 1994 and the results of its operations and its cash flows for the periods then ended in conformity with generally accepted accounting principles.

The financial statements have been prepared solely from the accounts of R.G. Mann, M.D., P.A. and do not include the personal accounts of the stockholder or those of any other operations in which he may be engaged.



Columbia, South Carolina
December 20, 1995

    The original signed opinion is on file with UCI Medical Affiliates, Inc.

                              R.G. Mann, M.D., P.A.

                                 Balance Sheets

                     November 30, 1995 and December 31, 1994



                                                                   1995       1994
                                                               --------   --------
ASSETS
Current assets:
Cash and cash equivalents                                        $   --     $  1,945
Accounts receivable, net of allowance for doubtful accounts of
$36,403 in 1995 and $25,922 in 1994                                21,182     15,219
                                                                --------   --------
         Total current assets                                      21,182     17,164

Cash surrender value of life insurance policy                        --       51,119
Office and equipment, net                                          20,353     28,062
Other assets                                                         --        2,345
                                                                 --------   --------
                                                                   20,353     81,526
                                                                 --------   --------

         Total assets                                            $ 41,535   $ 98,690
                                                                 ========   ========

LIABILITIES AND STOCKHOLDER'S EQUITY Current liabilities:
Accounts payable, and accrued expenses                           $ 20,552   $ 12,132
Current portion of  long-term payables                                624      6,347
                                                                  --------   --------
         Total current liabilities                                 21,176     18,479

Loan payable to stockholder                                         8,503       --
Loans collateralized by life insurance policy                        --       44,861
Long-term payables                                                   --       17,235
                                                                 --------   --------
         Total liabilities                                         29,679     80,575
                                                                 --------   --------

Stockholder's equity
     Capital stock, 100,000 shares authorized; 1,000                1,000      1,000
        shares issued and outstanding
     Retained earnings                                             10,856     17,115
                                                                 --------   --------
            Stockholder's equity                                   11,856     18,115
                                                                 --------   --------

         Total liabilities and stockholder's equity              $ 41,535   $ 98,690
                                                                 ========   ========


    The accompanying notes are an integral part of the financial statements.

                              R.G. Mann, M.D., P.A.

          Statements of Operations and Changes in Stockholder's Equity

        For the eleven months ended November 30, 1995 and the year ended
                                December 31, 1994




                                                                       1995                  1994
                                                                 ------------------    ------------------

Net medical revenue                                              $       288,753          $    294,632
Operating costs                                                          122,007               131,743
                                                                 ------------------    ------------------
         Operating margin                                                166,746               162,889

General and administrative expenses                                      167,007               155,639
Depreciation and amortization                                              5,777                 8,262
                                                                 ------------------    ------------------
         Loss from operations                                             (6,038)               (1,012)

Interest expense, net                                                       (221)               (7,481)
                                                                 ------------------    ------------------
         Net loss                                                         (6,259)               (8,493)

Retained earning, beginning of year                                       17,115                25,608
                                                                 ------------------    ------------------
Retained earning, end of year                                    $        10,856       $        17,115
                                                                 ==================    ==================




    The accompanying notes are an integral part of the financial statements.

                              R.G. Mann, M.D., P.A.

                            Statements of Cash Flows

        For the eleven months ended November 30, 1995 and the year ended
                               December 31, 1994



                                                                        1995                  1994
                                                                  ------------------    ------------------
OPERATING ACTIVITIES:
Net loss                                                          $        (6,259)      $        (8,493)
Adjustments to reconcile net income to cash provided by
   operating activities:
    Depreciation and amortization                                           5,777                 8,262
    Provision for bad debts                                                10,481                 1,091
Changes in operating assets and liabilities:
    Accounts receivable                                                   (16,444)               (1,508)
    Other assets                                                               --                  (130)
    Accounts payable and accrued expenses                                   8,420                   807
                                                                  ------------------    ------------------
         Cash provided by operating activities                              1,975                    29

INVESTING ACTIVITIES:
Increase in cash surrender value of life insurance                              --                (4,085)
Purchases of property and equipment, net                                        --                (1,948)
                                                                  ------------------    ------------------
         Cash used by investing activities                                      --                (6,033)

FINANCING ACTIVITIES:
Proceeds from loans collateralized by life insurance policy
                                                                                --                12,550
Payments on long-term payables                                             (3,920)               (4,601)
                                                                  ------------------    ------------------
         Cash used in financing activities                                 (3,920)                7,949

Net increase (decrease) in cash and cash equivalents                       (1,945)                1,945
Cash and cash equivalents, beginning of year                               (1,945)                    --
                                                                  ==================    ==================
Cash and cash equivalents, end of year                            $            --       $         1,945
                                                                  ==================    ==================

Supplemental cash flow information:
    Cash paid for interest                                        $           784       $         6,722
                                                                  ==================    ==================



    The accompanying notes are an integral part of the financial statements.

                              R.G. Mann, M.D., P.A.

                          Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

R.G. Mann, MD is the sole stockholder of R.G. Mann, M.D., P.A. (the "P.A.") located in Greenville, South Carolina. The P.A. operates a family practice medical office that provides treatments on an outpatient basis for medical conditions not involving an immediate threat to life.

The financial statements have been prepared solely from the accounts of the P.A. and do not include the personal accounts of R.G. Mann, MD or those of any other activities in which he may be engaged. Management makes estimates that are a necessary part of the preparation of financial statements. These estimates include the useful lives of equipment, some of which is subject to technological obsolescence, and the net realizable value of patient accounts receivable. At November 30, 1995, management is not aware of any conditions that could significantly affect the estimates employed in the preparation of the financial statements.

ACCOUNTS RECEIVABLE

Accounts receivable represent amounts due from patients, employers and various third-party payors. Provisions for uncollectable amounts are made based on management's estimates of future collectibility and historical payment percentages.

OFFICE AND  EQUIPMENT

Office and equipment is reported at cost. Depreciation for financial reporting purposes is computed principally by the straight-line method over the estimated useful lives of the assets, ranging from five to seven years. Maintenance, repairs and minor renewals are charged to expense. Major renewals or betterments, which prolong the life of the assets, are capitalized. Upon disposal of depreciable property, the asset accounts are reduced by the related cost and accumulated depreciation. The resulting gains and losses are reflected in the statements of operations.

                              R.G. Mann, M.D., P.A.

                          Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES

As provided by the Internal Revenue Code, the P.A. has elected S Corporation status. Under this election, net income from the Company is reported in the stockholder's individual federal and state income tax returns along with the stockholder's other items of income and expense for the period. The P.A. is not a taxpaying entity for purposes of federal and state income taxation. Accordingly, provisions for income taxes have not been recorded in the P.A.'s financial statements.

CASH EQUIVALENTS

The P.A. considers all short-term debt investments with a maturity of three months or less at the date of acquisition to be cash equivalents.

Supplemental disclosure of non-cash investing and financing activities:

In 1995, the P.A. transferred certain transportation equipment, prepaid assets and the cash surrender value of a life insurance policy in consideration for his assuming a loan collateralized by the cash value of the insurance policy and a long term payable to a vendor. Additionally, in 1995, Dr. Mann assumed the obligation to pay the remaining long - term liabilities of the P.A. in exchange for a note payable to Dr. Mann. The aggregate amount of these two transfers were $55,417 and $8,503, respectively. In 1994, the P.A. capitalized prepaid interest of $501 on the loan collateralized by the cash value of the life insurance policy.

FAIR VALUE OF FINANCIAL INVESTMENTS

The fair value of accounts receivable and accrued expenses payable are estimated by management to approximate their respective carrying values.

                              R.G. Mann, M.D., P.A.

                          Notes to Financial Statements

2.  OFFICE AND MEDICAL EQUIPMENT

Office and medical equipment consists of the following at November 30, 1995 and December 31, 1994:



                                                                       1995                    1994
                                                                -------------------     --------------------

Office and medical equipment                                    $         26,663        $         26,663
Leasehold improvements                                                    18,284                  18,284
Transportation equipment                                                      --                   9,315
Furniture and fixtures                                                     6,596                   6,596
                                                                -------------------     --------------------
                                                                          51,543                  60,858
Less, accumulated depreciation and amortization                           31,190                  32,796
                                                                -------------------     --------------------
                                                                $         20,353        $         28,062
                                                                ===================     ====================


At November 30, 1995 and December 31, 1994, the cost of equipment under capital leases was $18,650 and accumulated amortization thereon was $9,631 and $7,188, respectively. Amortization of assets under capital lease is reported in depreciation and amortization.

3.  DESCRIPTION OF LEASING ARRANGEMENTS

The P.A. leases certain medical equipment under capital leases expiring in March, 1996. At the end of the lease terms, the P.A. is generally transferred title to the leased equipment or, in some cases, the payment of a fee representing residual value is required.
At November 30, 1995, the remaining lease payments and interest thereon total $624.00.

The P.A. leases office space under an operating lease expiring on December 1, 1995. The P.A. believes the lease on the office spaces may be renewed under substantially the same terms at that time. Total rental expense was $9,950 and $10,300 for the eleven months ended December 1, 1995 and the year ended December 31, 1994, respectively.

                              R.G. Mann, M.D., P.A.

                          Notes to Financial Statements

4.  RELATED PARTY TRANSACTIONS

R.G. Mann, MD, the sole stockholder, participates in the medical activities of the P.A.. All payments for services and benefits to R.G. Mann, MD are recorded as salaries and are included in cost of operations in the financial statements. For the periods ended November 30, 1995 and December 31, 1994, amounts paid to the stockholder were $91,000 and $75,000, respectively. At November 30, 1995, the P.A. was indebted to the stockholder in the amount of $8,503. At and December 31, 1994, the stockholder owed the P.A. $397.

On January 1, 1995, the P.A. transferred certain transportation equipment, a life insurance policy, and certain other assets in exchange for certain current and long-term liabilities the stockholder assumed. In November 1995, the P.A. transferred to the stockholder the remaining long-term liabilities of the P.A. in exchange for a note payable to the stockholder in the amount of $8,503.

5.  CONCENTRATION OF CREDIT RISK

In the normal course of providing health care services, the Company extends credit to patients in the Greenville, South Carolina area without requiring collateral. Each individual's ability to pay balances due the Company is assessed and reserves are established to provide for management's estimate of uncollectable balances. Future revenues of the Company are largely dependent on third-party payors and include Medicare and private insurance companies. The amount of loss the Company would incur in the event of non-payment by the counter party is the amount of the patient billing.

6.  CONTINGENCIES

At November 30, 1995, management and its legal counsel are not aware of any pending or threatened litigation, or unasserted claims against the P.A. that could result in losses, if any, that would be material to the financial statements.

                              R.G. Mann, M.D., P.A.

                          Notes to Financial Statements

7.  SUBSEQUENT EVENT

On December 1, 1995, UCI Medical Affiliates of South Carolina, Inc. ("UCI") acquired certain office and medical equipment and substantially all the Company's tangible personal property (including patient lists and goodwill) for $300,000 consisting of $240,000 in restricted common stock of UCI and cash of $60,000.

As a condition of the above transaction, R.G. Mann, MD entered into a 3 year employment agreement with UCI.

                          UCI MEDICAL AFFILIATES, INC.
                        PRO FORMA COMBINING BALANCE SHEET
                               SEPTEMBER 30, 1995
                                   (UNAUDITED)

The following pro forma combining balance sheet is based on the individual balance sheets of UCI Medical Affiliates, Inc. as of September 30, 1995 per the Company's Annual Report and R.G. Mann, M.D.,P.A. as of November 30, 1995 appearing in item 7a of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of R.G. Mann, M.D.,P.A after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.



                                UCI Medical
                                Affiliates,
                                   Inc.             R.G. Mann,          Pro Forma            Pro Forma
                                                    M.D., P.A.         Adjustments            Combined
                               --------------    -----------------    ---------------      ---------------
ASSETS
Cash and cash equivalents      $     76,513      $           --       $    (76,513)        $         --
Accounts receivable - net         2,343,325              21,182                 --            2,364,507
Medical supplies inventory          265,068                  --                 --              265,068
Deferred taxes                      491,543                  --                 --              491,543
Prepaids and other assets           282,060                  --                 --              282,060
Goodwill                          3,578,371                  --            241,816    (c)     3,820,187
Property, plant and
   equipment, net                 2,795,384              20,353                 --            2,815,737
Deferred taxes                      120,639                  --                 --              120,639
Other assets                        262,768                  --                 --              262,768
                               ==============    =================    ===============      ===============
         Total assets          $ 10,215,671      $       41,535       $    165,303         $ 10,422,509
                               ==============    =================    ===============      ===============


LIABILITIES
Current portion - long-term
   debt                        $  1,244,603      $           --       $         --         $  1,244,603
Current portion - capital
   lease                                 --                 624                 --                  624
Accounts payable                  1,652,792              20,552            (20,552)   (b)     1,686,279
Accrued payroll                     498,791                  --             33,487    (a)       532,278
Other accrued liabilities           445,362                                 60,000    (d)       505,362
Long-term debt, net of
   current                        3,121,098                  --                 --            3,121,098
Loans payable to stockholder
                                         --               8,503             (8,503)   (b)            --
                                                                            (1,000)   (e)
Common stock                        175,408               1,000                600    (f)       176,008
Paid-in capital                   9,694,256                  --            239,400    (f)     9,933,656

Accumulated earnings                                                  (10,856)        (e)
   (deficit)                     (6,616,639)             10,856           (127,273)   (g)    (6,743,912)
                               ==============    =================    ===============      ===============
        Total  liabilities
        and capital              $ 10,215,671      $       41,535       $    165,303         $ 10,422,509
                               ==============    =================    ===============      ===============

                          UCI MEDICAL AFFILIATES, INC.
                   NOTES TO PRO FORMA COMBINING BALANCE SHEET
                               SEPTEMBER 30, 1995
                                   (UNAUDITED)

1. The pro forma combining balance sheet has been prepared to reflect the acquisition of R.G. Mann, M.D.,P.A by UCI Medical Affiliates, Inc. for an aggregate price of $300,624. The purchase occurred on December 1,1995. The combining balance sheet reflects the year ended September 30, 1995. Pro forma adjustments are made to reflect:

(a.)   A net increase as a result of the following:

            $      (110,000)         increase in physician salaries
            ===================
            $      (110,000)
            ===================

     Assumed paid in cash ($76,513) and accrued as payroll liability
     ($33,487).

(b.) Accrued expenses of ($20,552) and loan payable to shareholder ($8,503) were not acquired.

(c.) Excess  of  acquisition  cost  over  the  values  of  net  assets  acquired
     (goodwill) less one year's amortization. ($259,089 goodwill less $17,273 amortization)

(d.) Accrual of $60,000 for cash to be paid in two parts, one at closing and the other on April 1, 1996.

(e.) Changes in the P.A.'s equity as a result of adjustments on pro forma statement of operations.

(f.) Issuance of restricted common shares valued at $240,000 at estimated per share value of $4.00.

(g.) Effects of pro forma adjustments on statement of operations.

                          UCI MEDICAL AFFILIATES, INC.
            PRO FORMA STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
                      FOR THE YEAR ENDED SEPTEMBER 30, 1995
                                   (UNAUDITED)

The following pro forma combining statement is based on the individual statements of operations and accumulated deficit of UCI Medical Affiliates, Inc. as of September 30, 1995 per the Company's Annual Report and R.G. Mann, M.D., P.A., as of November 30, 1995 appearing in item 7a of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of R.G. Mann, M.D., P.A., after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.


                               UCI Medical
                               Affiliates,
                                  Inc.               R.G. Mann,          Pro Forma              Pro Forma
                                                    M.D., P.A.,         Adjustments              Combined
                              --------------      -----------------    ---------------        ---------------

Revenue                       $ 17,987,147        $      288,753       $         --           $   18,275,900
Operating costs                 18,180,080               122,007            110,000    (a)        18,412,087
                              --------------      -----------------    ---------------        ---------------
Operating margin                  (192,933)              166,746           (110,000)                (136,187)

General and administrative
   expenses                         87,616               167,007                 --                  254,623
Depreciation and
   amortization                    579,224                 5,777             17,273    (b)           602,274
                              --------------      -----------------    ---------------        ---------------
Loss from operations              (859,773)               (6,038)          (127,273)                (993,084)

Interest expense, net              505,459                   221                 --                  505,680
Gain on equipment                    5,493                    --                 --                    5,493
                              --------------      -----------------    ---------------        ---------------

Loss before income tax          (1,359,739)               (6,259)          (127,273)              (1,493,271)
Benefit for income taxes                 --                     --                  --                        --
                              --------------      -----------------    ---------------        ---------------

Net loss                        (1,359,739)               (6,259)          (127,273)              (1,493,271

Accumulated deficit -
   beginning of year            (5,256,896)               17,115                 --               (5,239,781)
                              --------------      -----------------    ---------------        ---------------

Accumulated deficit - end
   of year                    $ (6,616,639)       $       10,856       $   (127,273)          $   (6,733,056)
                              ==============      =================    ===============        ===============

Earnings per common and common equivalent share:
    Net income                     $  (.43)                  (c)                                  $ (.47)
                              ==============      =================    ===============        ===============

Weighted average shares of
   common stock outstanding
                                 3,136,544                   (c)                                   3,196,544
                              ==============      =================    ===============        ===============

                          UCI MEDICAL AFFILIATES, INC.
   NOTE TO PRO FORMA COMBINING STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
                      FOR THE YEAR ENDED SEPTEMBER 30, 1995
                                   (UNAUDITED)

1. The above statement gives effect to the following pro forma adjustments necessary to reflect the acquisition outlined in Note 1 to the pro forma balance sheet:

(a) Additional physician salary based on employment contract between R.G. Mann, M.D. and UCI Medical Affiliates, Inc.

(b) Addition for amortization of goodwill on a straight line basis over 15 years.

(c) Not applicable, R.G. Mann M.D., P.A. was not required to, and did not, compute earnings per share.

                                   SIGNATURES



Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



         UCI Medical Affiliates, Inc.
                  (Registrant)



/s/ M.F. McFarland, III, M.D.                        /s/ Jerry F. Wells, Jr.
President, Chief Executive Officer and               Chief Financial Officer
Chairman of the Board



Date:             January 31, 1996

                          UCI MEDICAL AFFILIATES, INC.

                                  EXHIBIT INDEX
                                       TO
                                    FORM 8-K

EXHIBIT                                                                             PAGE
NUMBER                              DESCRIPTION                                     NUMBER

     2            Asset Purchase Agreement dated and executed December 1,              19
                  1995 by and between Robert G. Mann, M.D., P.A. and
                  UCI Medical Affiliates of South Carolina, Inc.


   10.1           Promissory Note dated  and executed December 1, 1995                 47
                  given by UCI Medical Affiliates of South Carolina, Inc.
                  to Robert G. Mann, M.D., P.A.
